Exhibit 10.1

Execution Version

FOURTH OMNIBUS AMENDMENT
This Fourth Omnibus Amendment (this “Amendment”), dated as of September 17, 2018 amends (a) the Second Amended and Restated Common Terms Agreement, dated as of June 30, 2015 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Common Terms Agreement”), by and among Sabine Pass Liquefaction, LLC, a Delaware limited liability company (the “Borrower”), Société Générale, as the Common Security Trustee (in such capacity, the “Common Security Trustee”) and as the Intercreditor Agent (in such capacity, the “Intercreditor Agent”), The Bank of Nova Scotia, as the Secured Debt Holder Group Representative for the Working Capital Debt and other Secured Debt Holder Group Representatives party thereto from time to time, the Secured Hedge Representatives and the Secured Gas Hedge Representatives party thereto from time to time and (b) the Amended and Restated Senior Working Capital Revolving Credit and Letter of Credit Reimbursement Agreement, dated as of September 4, 2015 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Working Capital Facility”), by and among the Borrower, Société Générale as the Swing Line Lender and as the Common Security Trustee (in such capacity, the “Common Security Trustee”), The Bank of Nova Scotia as the Senior Issuing Bank and Senior Facility Agent (the “Facility Agent”) and the other agents and lenders from time to time party thereto. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement and, if not defined therein, the Working Capital Facility.
WHEREAS, the Borrower has requested that the Common Security Trustee, the Intercreditor Agent, the Secured Debt Holder Group Representative for the Working Capital Debt and the Working Capital Lenders (collectively, the “Lenders” and each individually, a “Lender”) constituting the Required Senior Lenders under the Working Capital Facility agree to amend the Common Terms Agreement and Working Capital Facility as set forth in Section 1 and Section 2 herein, respectively; and
WHEREAS, (a) the Secured Debt Holder Group Representative for the Working Capital Debt, the Common Security Trustee and the Intercreditor Agent are willing to amend the Common Terms Agreement as set forth in Section 1 herein and (b) the Facility Agent, each Lender party hereto and the Common Security Trustee are willing to amend the Working Capital Facility as set forth in Section 2 herein;
NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendments to the Common Terms Agreement. Pursuant to Section 10.1 of the Common Terms Agreement and Section 4.1(i) of the Intercreditor Agreement, the Borrower, the Common Security Trustee, the Intercreditor Agent and the Secured Debt Holder

Group Representative for the Working Capital Debt hereby consent to the following amendments to the Common Terms Agreement:
1.1Clause (B) of the proviso of clause (c) of the definition of “Additional Material Project Document” in the Common Terms Agreement is hereby amended by replacing “until Train 6 Debt has been incurred” with “until the Train 6 FID Date”.

1.2Clause (C) of the proviso of clause (c) of the definition of “Additional Material Project Document” in the Common Terms Agreement is hereby amended and restated in its entirety as follows:

“(C)     until the Train 6 FID Date, any agreement containing obligations or liabilities of the Borrower which are not effective by their terms unless and until Train 6 FID has occurred (other than reimbursement obligations under any precedent agreement with a transporter not exceeding $25,000,000 in the aggregate for all precedent agreements entered into under this clause (C))”.

1.3The definition of “Train 6 FOB Sale and Purchase Agreement” in the Common Terms Agreement is hereby amended and restated in its entirety as follows:

““Train 6 FOB Sale and Purchase Agreement” means any LNG sale and purchase agreement entered into by the Borrower with respect to Train 6.”

1.4The following definition of “Train 6 FID” is hereby added to Schedule 1 of the Common Terms Agreement in the appropriate alphabetical order:

““Train 6 FID” means a positive final investment decision approved by the Borrower in accordance with all applicable requirements under the Borrower's Organic Documents in respect of the Train 6 Development to construct the liquefaction facilities and any other required facilities, or modify existing facilities, comprising Train 6.”

1.5The following definition of “Train 6 FID Date” is hereby added to Schedule 1 of the Common Terms Agreement in the appropriate alphabetical order:

““Train 6 FID Date” means the date on which Train 6 FID has occurred, as evidenced by copies of any resolution or other written documentation approving Train 6 FID delivered by or on behalf of the Borrower to the Common Security Trustee and Intercreditor Agent.”

1.6Each occurrence of the phrase “Train 6 Debt has been incurred” in the Common Terms Agreement is hereby replaced with the phrase “Train 6 Debt has been incurred or the Train 6 FID Date has occurred”.

1.7Clause (iii) of Section 4.12 in the Common Terms Agreement is hereby amended by replacing “and, to the extent incurred, Train 6 Debt” with “amounts available to make Restricted Payments pursuant to Section 5.01(c)(iii)(B) of the Accounts Agreement and, to the extent the Train 6 FID Date has occurred, Train 6 Debt or other Indebtedness permitted to be incurred by the Borrower under the Financing Documents”.

1.8The definition of “Construction Budget” in the Common Terms Agreement is hereby amended by replacing “the date on which Train 6 Debt is incurred” with “the date on which Train 6 Debt has been incurred or the Train 6 FID has occurred” in each of the two places such phrase appears.

1.9The definition of “Construction Schedule” in the Common Terms Agreement is hereby amended by replacing “the date on which Train 6 Debt is incurred” with “the date on which Train 6 Debt has been incurred or the Train 6 FID has occurred” in each of the two places such phrase appears.

1.10The definition of “Permitted Completion Costs” in the Common Terms Agreement is hereby amended by replacing “the revised Construction Budget delivered pursuant to Section 2.7(a)(xi) (Train 6 Debt)” with “the revised Construction Budget delivered pursuant to Section 2.7(a)(xi) (Train 6 Debt) or otherwise delivered on the Train 6 FID Date”.

Section 2.    Amendments to the Working Capital Facility. Pursuant to Section 11.01 of the Working Capital Facility Agreement and Section 4.1(i) of the Intercreditor Agreement, the Borrower, the Common Security Trustee, the Intercreditor Agent and the Facility Agent (as the Secured Debt Holder Group Representative for the Working Capital Debt) hereby consent to the following modifications to the Common Terms Agreement:
2.1Each occurrence of the phrase “Train 6 Debt has been incurred” in the Working Capital Facility Agreement is hereby replaced with the phrase “Train 6 Debt has been incurred or the Train 6 FID Date has occurred”.

2.2Other than as specifically noted in Section 2.4 and Section 2.5 below, each occurrence of the phrase “Train 6 Debt Effective Date” in the Working Capital Facility Agreement is hereby replaced with the phrase “earlier of the Train 6 Debt Effective Date or the Train 6 FID Date”.

2.3Section 7.02(b)(i)(z)(G) of the Working Capital Facility Agreement is hereby amended by replacing the phrase “Train 6 Debt is incurred” with the phrase “Train 6 Debt is incurred or the Train 6 FID Date has occurred”.

2.4Section 9.01(b)(ix)(D)(III) of the Working Capital Facility Agreement is hereby amended by replacing the phrase “Train 6 Debt Effective Date” with “Train 6 Debt Effective Date or the Train 6 FID Date”.

2.5Section 2.13(a)(iv) of Schedule 8.01 of the Working Capital Facility Agreement is hereby amended by replacing each occurrence of the phrase “Train 6 Debt Effective Date” with “Train 6 Debt Effective Date or the Train 6 FID Date”.

Section 3.Effectiveness. This Amendment shall become effective as of the date hereof only upon the execution of this Amendment by the Common Security Trustee and receipt by the Common Security Trustee of executed counterparts of this Amendment by each of (a) the Borrower, (b) the Intercreditor Agent, (c) the Secured Debt Holder Group Representative for the Working Capital Debt (who constitutes the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor Agreement)), and (d) Lenders constituting the Required Senior Lenders under the Working Capital Facility.

Section 4.Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

4.1no Default or Event of Default has occurred and is continuing as of the date hereof or will result from the consummation of the transactions contemplated by the Amendment; and

4.2each of the representations and warranties of the Borrower in the Common Terms Agreement, the Working Capital Facility and the other Financing Documents is true and correct in all material respects except for (A) those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) the representations and warranties that, pursuant to Section 4.1(b) (General) of the Common Terms Agreement, are not deemed repeated.

Section 5.Financing Document. This Amendment constitutes a Financing Document as such term is defined in, and for purposes of, the Common Terms Agreement.

Section 6.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT ANY REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 7.Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 8.Binding Nature and Benefit. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

Section 9.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10.No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement and the Working Capital Facility Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

Section 11.Direction to Secured Credit Facilities Debt Holder Group Representatives, Intercreditor Agent and Common Security Trustee.

a.by their signature below, each of the undersigned Lenders instructs the Secured Debt Holder Group Representative for the Working Capital Debt to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment;
b.based on the instructions above, the Secured Debt Holder Group Representative for the Working Capital Debt, constituting the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to (i) execute this Amendment and (ii) direct the Common Security Trustee to execute this Amendment; and
c.by its signature below, the Intercreditor Agent, in such capacity, hereby directs the Common Security Trustee to execute this Amendment.
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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

SABINE PASS LIQUEFACTION, LLC,
as the Borrower

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

SOCIÉTÉ GÉNÉRALE,
as Common Security Trustee and Secured
Debt Holder Group Representative for the
Commercial Banks Facility

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SOCIÉTÉ GÉNÉRALE,
as the Intercreditor Agent

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Commercial Bank Lender, Swing Line Lender
and Working Capital Lender

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
as the Secured Debt Holder Group Representative for the Working Capital Facility

By:	/s/ Alfredo Brahim
Name: Alfredo Brahim
Title: Director

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
as Senior Issuing Bank and Working Capital Lender

By:	/s/ Alfredo Brahim
Name: Alfredo Brahim
Title: Director

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

ABN AMRO CAPITAL USA LLC,
as Senior Issuing Bank and Working Capital Lender

By:	/s/ Casey Lowary
Name: Casey Lowary
Title: Managing Director

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

MUFG BANK, LTD.,
as Working Capital Lender

By:	/s/ Saad Iqbal
Name: Saad Iqbal
Title: Managing Director

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

INDUSTRIAL AND COMMERCIAL BANK
OF CHINA LIMITED, NEW YORK BANK,
as Working Capital Lender

By:	/s/ Michael Fabisiak
Name: Michael Fabisiak
Title: Head of Project Finance, Americas

By:	/s/ N/A
Name:
Title:

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

ING CAPITAL LLC,
as Working Capital Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Hans Beekmans
Name: Hans Beekmans
Title: Director

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

LANDESBANK BADEN-WÜRTTEMBERG,
NEW YORK BRANCH,
as Working Capital Lender

By:	/s/ Adam Rahal
Name: Adam Rahal
Title: Legal Counsel

By:	/s/ Michael Thier
Name: Michael Thier
Title: Senior Risk Manager

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

LLOYDS BANK PLC,
as Working Capital Lender

By:	/s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Assistant Manager
Transaction Execution
Category A
B002

By:	/s/ Jennifer Larrow
Name: Jennifer Larrow
Title: Assistant Manager
Transaction Execution
Category A
L003

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

MORGAN STANLEY BANK, N.A.,
as Working Capital Lender

By:	/s/ Jake Dowden
Name: Jake Dowden
Title: Authorized Signatory

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

SUMITOMO MITSUI BANKING
CORPORATION,
as Working Capital Lender

By:	/s/ Juan Kreutz
Name: Juan Kreutz
Title: Managing Director

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

COMMONWEALTH BANK OF AUSTRALIA,
as Working Capital Lender

By its attorney under Power of Attorney dated
24 June 2013:

Signature of Attorney:	/s/ Annette Tomoski
Name of Attorney:	Annette Tomoski

Signed by its duly constituted attorney in the
presence of:

Signature of Witness:	/s/ Daniel Sardelic
Name of Witness:	Daniel Sardelic

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT

Acknowledged and agreed as of the first date set forth above.

WELLS FARGO BANK, N.A.,
as Working Capital Lender

By:	/s/ J. Michael Quigley
Name: J. Michael Quigley
Title: Assistant Vice President

SIGNATURE PAGE TO FOURTH OMNIBUS AMENDMENT